                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/2002 DISTRIBUTION REPORT

SERIES:  amac 2001-4                                   WEIGHTED AVERAGE PC RATE:    6.70316%
POOL NUMBER:  Group 1 = 1748
____________________________________________________________________________________________

ISSUE DATE:  07/31/2001
CERTIFICATE BALANCE AT ISSUE:    $343,394,509.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     522                         $211,823,070.80
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $191,295.19
Unscheduled Principal Collection/Reversals                            $87,663.63
Liquidations-in-full                                      45      $17,756,029.20
Net principal Distributed                                         $18,034,988.02    ($18,034,988.02)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        477                         $193,788,082.78

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,271,386.74

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $87,633.32

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $19,218,741.44

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/2002 DISTRIBUTION REPORT

SERIES:  amac 2001-4                                   WEIGHTED AVERAGE PC RATE:    6.70316%
POOL NUMBER:  Group 1 = 1748
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $18,034,988.02     $1,183,753.42             $0.00     $1,183,753.42             $0.00    $19,218,741.44

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00
Bankruptcy Bond
   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   10      $3,751,064.08         3      $1,226,419.45         1        $322,063.06

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $322,063.06         1        $333,196.08         0              $0.00

The Class Principal Balances of each Class of the Class M, B1, B2, B3, B4, B5
Certificates immediately after the principal and interest distribution on
10/25/2002 are as follows:

                Class       Class Principal Balance
                M                  $5,764,970.66
                B1                 $2,204,079.22
                B2                 $1,356,812.20
                B3                 $1,017,115.41
                B4                   $508,557.71
                B5                   $677,797.83
                              __________________
                Total             $11,529,333.04
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of September 30, 2002):

SERIES:  2001-4                 POOL NUMBER:  Group 1 = 1748

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $193,788,082.78**        $5,310,679.61***        $3,751,064.08***
Number:                          779                     14                      10
% of Pool:                    100.00%                  2.74%                   1.94%
(Dollars)
% of Pool:                    100.00%                  1.80%                   1.28%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $1,226,419.45***                $0.00***          $333,196.08***
Number:                           3                       0                       1
% of Pool:                    0.63%                    0.00%                   0.17%
(Dollars)
% of Pool:                    0.39%                    0.00%                   0.13%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 2002 scheduled payments and September 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
September 30, 2002.

Trading Factor, calculated as of distribution date : 0.56433076.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 2002, and unscheduled prepayments in months prior to October ) can be calculated.